UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report January 14, 1999

               GRIFFIN REAL ESTATE FUND-II, A LIMITED PARTNERSHIP

                                    MINNESOTA

                         Commission file number 0-11200

                   IRS Employer Identification No. 41-1398390

             510 Marquette Avenue, Suite 300, Minneapolis, MN 55402

                  Registrant's telephone number: (612) 338-2828

Item 2. Acquisition or disposition of assets

                 DISPOSITION OF OLDE ENGLISH VILLAGE APARTMENTS
                                DES MOINES, IOWA

On January 14, 1999, Griffin Real Estate Fund-II, A Limited Partnership sold the Olde English Village Apartments to Zipco, Inc.

Description of Property

Olde English Village Apartments is a 264 unit apartment complex located at 1201 Office Park Road, Des Moines, Iowa. The property was originally acquired by Griffin Real Estate Fund-II on August 31, 1982 for $7,150,000. A down payment of $1,800,000 was made with the balance of $5,350,000 financed by a contract for deed. In April, 1987 the contract for deed was extinguished and replaced with a new $5,400,000 first mortgage. Subsequently in November 1990 a $500,000 second mortgage was taken out on the property. In June 1994 the property was refinanced and the first and second mortgages were extinguished and replaced with a new $5,600,000 first mortgage.

Sale of Property

The Olde English Apartments sales price of $9,000,000 cash was arrived at through negotiations with the buyer who had no material relationship to Griffin Real Estate Fund-II, to any affiliates of Griffin Real Estate Fund-II, to its General Partner, or to any associates of its General Partner. With the proceeds of the sale, the mortgage principal balance of $5,132,711, accrued interest of $17,216 and sales costs were paid.

Item 7. Financial Statements and Exhibits

The following documents are filed as part of this report:

      Proforma financial information.

                          GRIFFIN REAL ESTATE FUND-II,
                              A LIMITED PARTNERSHIP
                                 BALANCE SHEETS
                                DECEMBER 31, 1997

                                                                        * After
ASSETS:                                  Actual         Adjustment      Disposition Proforma
-------                               ------------     ------------     --------------------
Cash and cash equivalents             $    628,333     $    (38,036)    $    590,297
Escrow deposits                            224,511          (78,094)         146,417
Receivables and other assets                19,784           (6,217)          13,567
                                      ------------     ------------     ------------
   Total                                   872,628         (122,347)         750,281
                                      ------------     ------------     ------------

PROPERTY AND EQUIPMENT:
Land                                     1,529,374         (815,329)         714,045
Buildings and improvements              16,430,929       (7,548,535)       8,882,394
Furniture and equipment                  1,339,243         (798,703)         540,540
                                      ------------     ------------     ------------
    Total                               19,299,546       (9,162,567)      10,136,979
Less accumulated depreciation           10,292,116       (4,765,128)       5,526,988
                                      ------------     ------------     ------------
Property and equipment -  net            9,007,430       (4,397,439)       4,609,991
                                      ------------     ------------     ------------

Deferred expenses less accumulated
   amortization - $188,078                  22,240          (22,240)              --
                                      ------------     ------------     ------------
      TOTAL ASSETS                    $  9,902,298     $ (4,542,026)    $  5,360,272
                                      ============     ============     ============


LIABILITES AND PARTNERS' EQUITY:
--------------------------------

LIABILITES:
Accounts payable:
    Affiliate                         $      8,657     $         --     $      8,657
    Other                                  477,675         (304,700)         172,975
Security deposits                           90,063          (18,515)          71,548
Accrued interest                            60,576          (38,598)          21,978
Mortgage notes payable                   9,031,201       (5,263,528)       3,767,673
                                      ------------     ------------     ------------
     Total liabilities                   9,668,172       (5,625,341)       4,042,831
                                      ------------     ------------     ------------

PARTNERS' EQUITY:
General Partner                           (462,914)          54,166         (408,748)
Limited Partners                           697,040        1,029,149        1,726,189
                                      ------------     ------------     ------------
     Total Partners' Equity                234,126        1,083,315        1,317,441
                                      ------------     ------------     ------------

TOTAL LIABILITIES AND
PARTNERS' EQUITY                      $  9,902,298     $ (4,542,026)    $  5,360,272
                                      ============     ============     ============

* The after disposition proforma represents the historical operations of the Partnership which does not include assets or liabilities relating to the disposed property.

                          GRIFFIN REAL ESTATE FUND-II,
                              A LIMITED PARTNERSHIP
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                            * After Disposition
REVENUES:                                    Actual         Adjustment      Proforma
---------                                 ------------     ------------     --------
Rent (less apartment vacancies: 1997,
      $268,496)                          $  4,335,378     $ (1,583,061)    $  2,752,317
Interest                                       45,414           (2,972)          42,442
Gain on sale of property
      and equipment                         4,953,337               --        4,953,337
Other                                         208,541          (92,686)         115,855
                                         ------------     ------------     ------------
     Total revenues                         9,542,670       (1,678,719)       7,863,951
                                         ------------     ------------     ------------

EXPENSES:
Interest                                      903,543         (458,349)         445,194
Depreciation and amortization                 803,521         (336,663)         466,858
Real Estate Taxes                             470,006         (271,566)         198,440
Repairs and maintenance                       662,336         (317,835)         344,501
Utilities                                     411,435         (123,843)         287,592
Salaries and employee benefits                458,340         (226,536)         231,804
Management fees to related parties            259,996          (83,757)         176,239
Administratiave                               150,699          (44,592)         106,107
Insurance                                     108,003          (34,189)          73,814
Bad Debt                                        5,479           (8,866)          (3,387)
Other                                           5,518           (1,066)           4,452
                                         ------------     ------------     ------------
     Total Expenses                         4,238,876       (1,907,262)       2,331,614
                                         ------------     ------------     ------------

NET INCOME BEFORE
     EXTRAORDINARY ITEM                  $  5,303,794     $    228,543     $  5,532,337

EXTRAORDINARY ITEM -
      LOSS ON DEBT EXTINGUISHMENT            (142,121)              --         (142,121)
                                         ------------     ------------     ------------

NET INCOME                               $  5,161,673     $    228,543     $  5,390,216
                                         ============     ============     ============

NET INCOME ALLOCATED
TO GENERAL PARTNERS                      $    144,640     $     11,427     $    156,067
                                         ============     ============     ============

NET INCOME ALLOCATED
TO LIMITED PARTNERS                      $  5,017,033     $    217,116     $  5,234,149
                                         ============     ============     ============

PER UNIT:
     NET INCOME BEFORE
       EXTRAORDINARY ITEM                $   2,359.35     $      99.37     $   2,458.72
     EXTRAORDINARY ITEM                        (63.23)              --           (63.23)
                                         ------------     ------------     ------------
NET INCOME                               $   2,296.12     $      99.37     $   2,395.49
                                         ============     ============     ============

* The after disposition proforma represents the historical operations of the Partnership which does not include operating income or expenses relating to the disposed property, or the gain or loss on disposal.

                          GRIFFIN REAL ESTATE FUND-II,
                              A LIMITED PARTNERSHIP
                            CONDENSED BALANCE SHEETS
                               SEPTEMBER 30, 1998
                                   (unaudited)

                                                                       * After Disposition
ASSETS:                                  Actual        Adjustments     Proforma
-------                              ------------     ------------     --------
Cash and cash equivalents            $    373,324     $    (49,815)    $    323,509
Receivables and other assets              147,203         (142,894)           4,309
                                     ------------     ------------     ------------
     Total                                520,527         (192,709)         327,818
                                     ------------     ------------     ------------

PROPERTY AND EQUIPMENT:
   Land                                   815,329         (815,329)              --
   Buildings and Improvements           7,584,793       (7,584,793)              --
   Furniture and Equipment                798,704         (798,704)              --
                                     ------------     ------------     ------------
     Total                              9,198,826       (9,198,826)              --
   Less accumulated depreciation        4,995,247       (4,995,247)              --
                                     ------------     ------------     ------------
   Property and Equipment - net         4,203,579       (4,203,579)              --
                                     ------------     ------------     ------------

TOTAL ASSETS                         $  4,724,106     $ (4,396,288)    $    327,818
                                     ============     ============     ============

LIABILITIES AND PARTNERS' EQUITY:
---------------------------------

LIABILITIES:
   Accounts payable and accrued
        liabilities                  $    327,443     $   (325,075)    $      2,368
   Security Deposit                        29,155          (29,155)              --
   Mortgage notes payable               5,175,439       (5,175,439)              --
                                     ------------     ------------     ------------
         Total liabilities              5,532,037       (5,529,669)           2,368
                                     ------------     ------------     ------------

PARTNERS' EQUITY:
General Partners                          (46,183)          56,669           10,486
Limited Partners                         (761,748)       1,076,712          314,964
                                     ------------     ------------     ------------
        Total Partners' Equity           (807,931)       1,133,381          325,450
                                     ------------     ------------     ------------

TOTAL LIABILITIES AND
PARTNERS' EQUITY                     $  4,724,106     $ (4,396,288)    $    327,818
                                     ============     ============     ============

*The after disposition proforma represents the historical operations of the Partnership which does not include assets or liabilities relating to the disposed property.

                          GRIFFIN REAL ESTATE FUND-II,
                              A LIMITED PARTNERSHIP
                       CONDENSED STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (unaudited)

REVENUES:                           Actual        Adjustments     *After Disposition
---------                        ------------    ------------     Proforma
                                                                  --------
Rental Income                    $  2,686,718    $ (1,245,170)    $  1,441,548
Interest Income                        35,221            (321)          34,900
Gain on Sale of Property            9,792,645              --        9,792,645
Other Income                          121,848         (60,471)          61,377
                                 ------------    ------------     ------------

     Total Revenues                12,636,432      (1,305,962)      11,330,470
                                 ------------    ------------     ------------

OPERATING EXPENSES:
Operating Expenses                  1,538,484        (872,058)         666,426
Interest Expense                      515,000        (340,181)         174,819
Depreciation and amortization         471,283        (236,790)         234,493
                                 ------------    ------------     ------------

     Total Operating Expenses       2,524,767      (1,449,029)       1,075,738
                                 ------------    ------------     ------------

NET INCOME                         10,111,665         143,067       10,254,732

NET INCOME ALLOCATED
     TO GENERAL PARTNER               555,868           7,153          563,021
                                 ------------    ------------     ------------

NET INCOME ALLOCATED
     TO LIMITED PARTNERS         $  9,555,797    $    135,914     $  9,691,711
                                 ============    ============     ============

NET INCOME                       $   4,373.36    $      62.20     $   4,435.56
                                 ============    ============     ============

* The after disposition proforma represents the historical operations of the Partnership which does not include operating income or expenses relating to the disposed property, or the gain or loss on disposal.

                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act o f 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GRIFFIN REAL ESTATE FUND II,
                                       A LIMITED PARTNERSHIP

                                       BY: INVESTMENT ASSOCIATES
                                           ITS GENERAL PARTNER


Date:  January 29, 1999                BY: /s/ Larry D. Fransen
                                           ------------------------------------
                                           Larry D. Fransen
                                           General Partner


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